SCHEDULE OF LEASE PAYMENTS DUE UNDER NON-CANCELABLE OPERATING LEASES (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024	Apr. 30, 2024	Jun. 07, 2022
Operating Lease Right-of-use Rou Assets And Operating Lease Liabilities
2025	$ 45,582	$ 63,116
2026	35,592	35,097
2027	1,183	1,183
Total minimum non-cancellable operating lease payments	82,358	99,396
Less: discount to fair value	(2,554)	(688)
Total lease liabilities on March 31, 2025	$ 79,804	$ 98,708	$ 9,835	$ 156,963